UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2025

1606 Corp.
(Exact name of registrant as specified in its charter)

Nevada	000-56467	86-1497346
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

2425 E. Camelback Rd Suite 150 Phoenix, AZ 85016
(Address of principal executive offices, including zip code)

(602) 481-1544
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On February 6, 2023, 1606 Corporation., a Nevada corporation (the “Company”), entered into an Equity Financing Agreement (the “EFA”) and, on February 8, 2023, the Company entered into a Registration Rights with GHS Investments LLC, a Nevada limited liability company (“GHS”). Under the terms of the Equity Financing Agreement, GHS agreed to provide the Company with up to $20,000,000 over a 24-month period after the effectiveness of a registration statement on Form S-1 filed with the U.S. Securities and Exchange Commission.

The Company, after the effectiveness of the registration statement will, at its discretion, deliver Puts to GHS obligating GHS to purchase the Company’s common stock based on the investment amount in each Put notice.

The purchase price is 80% of the Market Price (as defined in the EFA). Following an up-list to the NASDAQ or an equivalent national exchange by the Company, the purchase price will be 90% of the Market Price, subject to a floor of $2.00 per share, below which the Company will not deliver a Put. The Company was also obligated to issue 400,000 shares of common stock as commitment shares to GHS.

The Registration Rights Agreement requires that the Company register for resale all of the Registrable Securities (as defined in the Registration Rights Agreement) which would be issuable on the date preceding the filing of the Registration Statement based on the closing bid price of the Company’s Common Stock on such date and the amount reasonably calculated that represents Common Stock issuable to other parties as set forth in the EFA except to the extent that the SEC requires the share amount to be reduced as a condition of effectiveness. The Company will use all commercially reasonable efforts to have the Registration Statement(s) declared effective by the SEC within 30 calendar days, but no more than 90 calendar days after the Company has filed the Registration Statement.

On May 14, 2025, the Company entered into the Amended Equity Financing Agreement (the “Amendment”) pursuant to which the termination of the EFA was amended to (i) when the Company has purchased an aggregate of $20,000,000 of Common Stock of the Company pursuant to the EFA; or 24 months from the date of the Amendment.

On May 14, 2025, the Company also entered into an Amended Registration Rights Agreement which applies to the Amendment but has the terms of the original Registration Rights Agreement.

The foregoing summary of the Amendment and Amended Registration Rights Agreement does not purport to be complete statements of the terms and conditions under the Amendment and Amended Registration Rights Agreement, of which are qualified in their entirety by the full terms and conditions of the Amendment and Amended Registration Rights Agreement, which are filed hereto as Exhibits 99.1 and 99.2, respectively.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Amended Equity Financing Agreement dated May 14, 2025 with GHS Investments LLC
99.2	Amended Registration Rights Agreement dated May 14, 2025 with GHS Investments LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1606 Corp.

Date: May 16, 2025	By:	/s/ Austen Lambrecht
Austen Lambrecht, Chief Executive Officer

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